Rule 497(e)

Registration Nos. 333-125751 and 811-21774

FIRST TRUST EXCHANGE-TRADED FUND

FIRST TRUST DOW JONES INTERNET INDEX FUND
(the “Fund”)

SUPPLEMENT TO THE FUND’S PROSPECTUS

DATED MARCH 30, 2020

Notwithstanding anything to the contrary in the Fund’s Prospectus or the supplement to the Fund’s Prospectus dated March 20, 2020, the Fund’s Index was rebalanced and reconstituted effective as of March 30, 2020.

PLEASE KEEP THIS SUPPLEMENT WITH YOUR FUND’S PROSPECTUS FOR FUTURE REFERENCE